Exhibit 10.9

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

Amendment NO. 11 to
EXCLUSIVE START-UP LICENSE Agreement between
CYTOCARDIA, INC. and UNIVERSITY OF WASHINGTON

THIS AMENDMENT NO. 11 (“Amendment No. 11”), with an effective date of the date of last signature (“Amendment No. 11 Effective Date”), is entered into by and between Sana Biotechnology, Inc. (“Company”) and University of Washington (“University”).

WHEREAS, Cytocardia, Inc. (“Cytocardia”) and University entered into an Exclusive Start-Up License Agreement for [***], with a University Reference [***], dated October 9, 2018 (the “Original Agreement”), and amended on November 6, 2019 (“Amendment No. 1”), and July 16, 2020 (“Amendment No. 2”);

WHEREAS, Cytocardia assigned the Original Agreement, as amended by Amendment No. 1 and Amendment No. 2, to Company pursuant to that certain Assignment of License Agreement dated as of effective as of November 11, 2020, and pursuant to which Assignment of License Agreement the parties thereto further amended the Original Agreement, as amended by Amendment No.1 and Amendment No. 2 thereto (“Amendment No. 3”);

WHEREAS, Company and University entered into additional amendments amending the Original Agreement (as amended by Amendment No. 1, Amendment No. 2 and Amendment No. 3) on January 21, 2021 (“Amendment No. 4”), on February 25, 2021 (“Amendment No. 5”), on March 11, 2021 (“Amendment No. 6”); on April 14, 2021(“Amendment No. 7”); on July 20, 2021 (“Amendment No. 8”), on September 9, 2021 (“Amendment No. 9’) and on October 30, 2021.

WHEREAS, by this Amendment No. 11, the Parties wish to further amend the Original Agreement, as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, Amendment No. 6, Amendment No. 7, Amendment No. 8, Amendment No. 9 and Amendment No. 10 (collectively, the “Prior Amendments”) as set forth in Section 2 herein; and

WHEREAS, the Parties desire that all other terms and conditions of the Original Agreement as amended by the Prior Amendments remain in full force and effect.

WHEREAS, the Parties desire that all other terms and conditions of the Original Agreement and the Prior Amendments remain in full force and effect;

NOW, THEREFORE, COMPANY and UNIVERSITY hereby agree as follows:

1.Capitalized terms used in this Amendment No. 11 shall have the same meaning as those in the Original Agreement and the Prior Amendments, as the case may be, unless specifically defined otherwise in this Amendment No. 11.  All article and section references shall refer to the corresponding Article and Section in the Original Agreement the Prior Amendments. All references to the “Agreement” in the Original Agreement, the Prior Amendments, and this Amendment No. 11 shall mean the Original Agreement as amended hereby.

2.Amendment

2.1 Exhibit A, Section A.3.3. The first sentence of Section A.3.3 of Exhibit A is hereby deleted and replaced in its entirety by the following:

“A.3.3. Financial Milestones. Company will pay to University the following non-cumulated, non-creditable, and non-refundable milestone achievement payments within [***] days of achieving the corresponding milestone in all fields within the Field of Use, except for the field of [***] using (a) any [***], (b) any [***] or (c) any progeny of the foregoing ((a) or (b)), whether achieved by Company or a Sublicensee.”

4.Miscellaneous.

4.1Effect and Interpretation.  This Amendment No. 11 shall be effective for all purposes as of the Amendment No. 11 Effective Date.  To the extent that there are any inconsistencies between this Amendment No. 11 and the Original Agreement and the Prior Amendments, the terms of this Amendment No. 11 shall supersede those set forth in the Original Agreement the Prior Amendments.  Except as otherwise expressly modified by this Amendment No. 11, the Original Agreement and the Prior Amendments shall remain in full force and effect in accordance with their terms.  As of the Amendment No. 11 Effective Date, the term “Agreement” (as used herein and in the Original Agreement and the Prior Amendments) shall mean the Original Agreement and the Prior Amendments as amended by this Amendment No. 11.

4.2Counterparts.  This Amendment No. 11 may be executed in one or more counterparts by original, facsimile or PDF signature, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, COMPANY and UNIVERSITY have caused this Amendment No. 11 to be executed by their respective duly authorized representatives as of the Amendment No. 11 Effective Date.

SANA BIOTECHNOLOGY, INC.		UNIVERSITY OF WASHINGTON

By:	/s/ Christian Hordo	By:	/s/ Fiona Wills
	(Signature)		(Signature)

Name:	Christian Hordo	Name:	Fiona Wills

Title:	Chief Business Officer	Title:	Associate Vice Provost

Date:	July 14, 2022	Date:	7/14/2022

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